EXHIBIT 21.1

Spectra Energy Corp Material Subsidiary List

The following is a list of subsidiaries (greater than 50% owned) of the registrant and respective states or countries of incorporation.

Name	Jurisdiction of Incorporation
Algonquin Gas Transmission, LLC	Delaware
Atlas Arkansas Pipeline LLC	Oklahoma
Azul Insurance Company Limited	Arizona
Big Sandy Pipeline, LLC	Delaware
Chambers County Land Company	Delaware
Copiah Storage, LLC	Delaware
East Tennessee Natural Gas, LLC	Tennessee
Egan Hub Storage, LLC	Delaware
GLB Energy Management Inc.	Canada-Federal Laws
Great Lakes Basin Energy L.P.	Ontario
Huron Tipperary Limited Partnership 1	Ontario
M&N Management Company	Delaware
M&N Operating Company, LLC	Delaware
Maritimes & Northeast Pipeline Limited Partnership	New Brunswick
Maritimes & Northeast Pipeline Management Ltd.	Canada-Federal Laws
Maritimes & Northeast Pipeline, L.L.C.	Delaware
Market Hub Partners Canada L.P.	Ontario
Market Hub Partners Holding	Delaware
Market Hub Partners Management Inc.	Canada-Federal Laws
McMahon Power Holdings Inc.	British Columbia
McMahon Power Holdings Limited Partnership	British Columbia
Mid-Continent Arkansas Pipeline, LLC	Arkansas
Moss Bluff Hub, LLC	Delaware
Noark Pipeline System Limited Partnership	Arkansas
Ozark Gas Gathering, L.L.C.	Oklahoma
Ozark Gas Transmission, L.L.C.	Oklahoma
PanEnergy Colorado, Inc.	Delaware
PanEnergy Services, Limited Partnership	Louisiana
Pelmar Company	Delaware
Pesh Facilities Holding Partnership	British Columbia
Petroleum Transmission Company	Canada-Federal Laws
Port Barre Investments, LLC	Delaware
Renaissance Gas Transmission LLC	Delaware
Saltville Gas Storage Company L.L.C.	Virginia
SEHLP Management Inc.	Canada-Federal Laws
SET Empress U.S. Corporation	Delaware
Spectra Energy Administrative Services, LLC	Delaware
Spectra Energy Aerial Patrol, LLC	Delaware
Spectra Energy Canada Call Co.	Nova Scotia
Spectra Energy Canada Exchangeco Inc.	Canada – Federal Laws
Spectra Energy Canada Investments GP, ULC.	British Columbia
Spectra Energy Canada Investments L.P.	Alberta
Spectra Energy Capital, LLC	Delaware
Spectra Energy Capital Funding, Inc.	Delaware
Spectra Energy CCS Services, Inc.	Canada-Federal Laws
Spectra Energy CCS Services Limited Partnership	British Columbia

Name	Jurisdiction of Incorporation
Spectra Energy County Line, LLC	Delaware
Spectra Energy DEFS Holding Corp	Delaware
Spectra Energy DEFS Holding, LLC	Delaware
Spectra Energy Empress L.P.	Alberta
Spectra Energy Empress Management Inc.	Canada-Federal Laws
Spectra Energy Express (Canada) Holding, ULC	Nova Scotia
Spectra Energy Express (US) GP, LLC	Delaware
Spectra Energy Express Holding, LLC	Delaware
Spectra Energy Field Services Canada Holdings, LLC	Delaware
Spectra Energy Finance Corporation	Delaware
Spectra Energy Finance S.a.r.l. (Luxemborg company)	Luxemborg
Spectra Energy Gas Services, LLC	Delaware
Spectra Energy Holdings Co.	Nova Scotia
Spectra Energy Islander East Pipeline Company, L.L.C.	Delaware
Spectra Energy LNG Sales, Inc.	Delaware
Spectra Energy MHP Holding, LLC	Delaware
Spectra Energy Midstream	Alberta
Spectra Energy Midstream Canada L.P.	Alberta
Spectra Energy Midstream Canada Partner Corporation	Nova Scotia
Spectra Energy Midstream Corporation	Nova Scotia
Spectra Energy Midstream Holdco Management Partnership	Alberta
Spectra Energy Midstream Holdings Corporation	Nova Scotia
Spectra Energy Midstream Holdings Limited Partnership	British Columbia
Spectra Energy Midstream NGL Canada Limited Partnership	British Columbia
Spectra Energy Midstream Partner Corporation	Nova Scotia
Spectra Energy MNEP Holdings Limited Partnership	British Columbia
Spectra Energy Natural Gas, LLC	Delaware
Spectra Energy Nova Scotia Holdings Co.	Nova Scotia
Spectra Energy Operating Company, LLC	Delaware
Spectra Energy Partners (DE) GP, LP	Delaware
Spectra Energy Partners GP, LLC	Delaware
Spectra Energy Partners MHP Holding, LLC	Delaware
Spectra Energy Partners, LP	Delaware
Spectra Energy Propane, LLC	Delaware
Spectra Energy Sand Hills Holding, LLC	Delaware
Spectra Energy Services, LLC	Delaware
Spectra Energy Southeast MHP Holding, LLC	Delaware
Spectra Energy Southeast Pipeline Corporation	Delaware
Spectra Energy Southeast Services, LLC	Delaware
Spectra Energy Southeast Supply Header, LLC	Delaware
Spectra Energy Southern Hills Holding, LLC	Delaware
Spectra Energy Supply Company, LLC	Delaware
Spectra Energy Transmission Resources, LLC	Delaware
Spectra Energy Transmission Services, LLC	Delaware
Spectra Energy Transmission, LLC	Delaware

Name	Jurisdiction of Incorporation
Spectra Energy Transport and Trading Company, LLC	Colorado
Spectra Energy U.S. – Canada Finance GP, ULC	British Columbia
Spectra Energy U.S. – Canada Finance, LP	Delaware
Spectra Energy Westheimer, LP	Delaware
St. Clair Pipelines L.P.	Ontario
St. Clair Pipelines Management Inc.	Canada-Federal Laws
Texas Eastern Communications, Inc.	Delaware
Texas Eastern Terminal Company	Delaware
Texas Eastern Transmission, LP	Delaware
Tipperary Gas Corp.	Ontario
TPC Storage Holding Corp.	Delaware
UEI Holdings (New Brunswick) Inc.	Canada-Federal Laws
Union Gas Limited	Ontario
Westcoast Energy (U.S.) LLC	Delaware
Westcoast Energy Enterprises (U.S.) Inc.	Delaware
Westcoast Energy Enterprises (U.S.), LLC	Delaware
Westcoast Energy Inc.	Canada-Federal Laws
Westcoast Energy Ventures Inc.	Canada-Federal Laws
Westcoast Indemnity Company Limited	British Columbia
WGSI Holdings Corporation	Nova Scotia
WGSI Holdings LP	Alberta